Investments in Unconsolidated Real Estate Partnerships	12 Months Ended
Dec. 31, 2010
Investments in Unconsolidated Real Estate Partnerships [Abstract]
Investments in Unconsolidated Real Estate Partnerships
NOTE 4 — Investments in Unconsolidated Real Estate Partnerships
We owned general and limited partner interests in unconsolidated real estate partnerships owning approximately 173, 77 and 85 properties at December 31, 2010, 2009 and 2008, respectively. We acquired these interests through various transactions, including large portfolio acquisitions and offers to individual limited partners. Our total ownership interests in these unconsolidated real estate partnerships typically ranges from less than 1% to 50% and in some instances may exceed 50%.
The following table provides selected combined financial information for the unconsolidated real estate partnerships in which we had investments accounted for under the equity method as of and for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Real estate, net of accumulated depreciation	$624,913	$95,226	$122,788
Total assets	676,373	122,543	155,444
Secured and other notes payable	494,967	101,678	122,859
Total liabilities	726,480	145,637	175,681
Partners’ deficit	(50,107)	(23,094)	(20,237)
Rental and other property revenues	145,598	55,366	69,392
Property operating expenses	(93,521)	(34,497)	(42,863)
Depreciation expense	(36,650)	(10,302)	(12,640)
Interest expense	(40,433)	(11,103)	(17,182)
(Impairment losses)/Gain on sale, net	(29,316)	8,482	5,391
Net income (loss)	(58,274)	6,622	1,398
The increase in the number of partnerships we account for using the equity method and the related selected combined financial information for such partnerships is primarily attributed to our adoption of ASU 2009-17 (see Note 2), pursuant to which we consolidated 18 investment partnerships that hold investments in other unconsolidated real estate partnerships. Prior to our consolidation of these investment partnerships, we had no recognized basis in the investment partnerships’ investments in the unconsolidated real estate partnerships and accounted for our indirect interests in these partnerships using the cost method. We generally hold a nominal general partnership interest in these investment partnerships and substantially all of the assets and liabilities of these investment partnerships are attributed to the noncontrolling interests in such entities.
As a result of our acquisition of interests in unconsolidated real estate partnerships at a cost in excess of the historical carrying amount of the partnerships’ net assets and our consolidation of investment partnerships and their investments in unconsolidated real estate partnerships at fair values that may exceed the historical carrying amount of the unconsolidated partnerships’ net assets, our aggregate investment in unconsolidated partnerships at December 31, 2010 and 2009 of $58.2 million and $104.2 million, respectively, exceeds our share of the underlying historical partners’ deficit of the partnerships by approximately $61.8 million and $108.4 million, respectively.